Fees Summary	Aug. 07, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 17,606,193.76
Previously Paid Amount	0.00
Total Fee Amount	2,431.42
Total Offset Amount	0.00
Net Fee	$ 2,431.42